UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2004

               Shire Pharmaceuticals Group plc
 (Exact name of registrant as specified in its charter)

                           England and Wales
(State or other jurisdiction of incorporation)

0-29630 (Commission File Number)	98-0359573 (IRS Employer Identification No.)

Hampshire International Business Park, Chineham, Basingstoke,
                           Hampshire RG24 8EP England
(Address of principal executive offices)    (Zip code)

Registrant's telephone number, including area code         44 1256 894 000

______________________________________________________________________
(Former name or former address, if changed since last report)

Item 5. Other Events

     Shire Pharmaceuticals Group plc has issued the press release attached as Exhibit 99.1 and which is incorporated by reference herein.

Item 7. Financial Statements and Exhibits

           (c) Exhibits. The following exhibit is filed herewith:
99.1         Press Release dated April 19, 2004

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHIRE PHARMACEUTICALS GROUP PLC

By:	/s/ A C Russell Name: Angus Russell Title: Group Finance Director

Dated: April 19, 2004

EXHIBIT INDEX

Number    Description
99.1          Press Release dated April 19, 2004